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                                 CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) FEBRUARY 11, 1997


                                CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-8323                 06-1059331
(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)           Identification No.)



              ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                      PHILADELPHIA, PENNSYLVANIA 19192-1550
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code


                                 (215) 761-1000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.

         On February 11, 1997, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c) The exhibit accompanying this report is listed in the Index to Exhibits below.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CIGNA CORPORATION


Date:  February 11, 1997                     By:      /s/Gary A. Swords
                                                      -----------------
                                                      Gary A. Swords
                                                      Vice President and
                                                      Chief Accounting Officer


                                Index to Exhibits

Number               Description                        Method of Filing
------               -----------                        ----------------

20                   CIGNA Corporation                  Filed herewith.
                     news release dated
                     February 11, 1997

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